UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2005

ASIA NETWORK, INC.

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	0-51040 (Commission File No.)	98-0436981 (IRS Employer Identification No.)
c/o First Asia Finance Group Limited Room 3505-06, 35th Floor Edinburgh Tower, The Landmark 15 Queen’s Road Central Hong Kong (Address of principal executive offices)

852 2736 2111

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 23, 2005, we entered into an Agreement for Share Exchange with AOB Capital, Inc., a Nevada corporation (“AOBC”) and the shareholders of AOBC, pursuant to which we agreed to issue a total of 11,666,667 shares of our common stock in exchange for 1,500 shares of AOBC, representing 100% of the issued and outstanding common stock of AOBC.  There is no material relationship between the Company or its affiliates and any of the other parties other than in respect of the Agreement for Share Exchange.   A copy of the Agreement for Share Exchange is attached to this report as an Exhibit.

Closing under the Agreement for Share Exchange will result in a change of control of the Company.  The Company currently has a total of 7,000,000 shares issued and outstanding.  As indicated above, the Company will be required to issue a total of 11,666,667 shares to complete the share exchange transaction.

Therefore, following closing under the Agreement for Share Exchange, the Company will have a total of 18,666,667 shares issued and outstanding, of which only 7,000,000 shares, or approximately 37.5%, will be owned by the current shareholders of the Company.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On June 23, 2005, we completed a share exchange transaction with AOB Capital, Inc., (“AOBC”), and the individual shareholders of AOBC, pursuant to which we acquired 1,500 shares of AOBC, representing 100% of its issued and outstanding common stock, in exchange for the issuance of 11,666,667 shares of our common stock.  As a result of completion of the share exchange transaction AOBC became our wholly owned subsidiary.

AOBC is a development stage company primarily engaged in the business of offering loadable and re-loadable debit card products and services

Prior to completion of the share exchange transaction, the Company had limited assets and no business operations.  It was a blind pool or blank check company engaged in the business of seeking a business opportunity for acquisition.  The board of directors determined that completion of the share exchange transaction with AOBC would satisfy the Company’s business objectives.  The number of shares to be issued in the share exchange transaction was not determined through arms length negotiation. It was determined by our board of directors in the exercise of its discretion, based upon various factors including primarily its analysis of the viability and the potential for future growth and profitability of the business operations conducted by AOBC.

Prior to completion of the share exchange transaction, we had 7,000,000 shares of common stock issued and outstanding.  Following completion of the share exchange and other related transactions, we had 18,666,667 shares issued and outstanding, of which 11,666,667, or approximately 62.5%, are owned by persons who were previously shareholders of AOBC.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02

UNREGISTERED SALES OF EQUITY SECURITIES.

On June 23, 2005, the Company issued 11,666,667 shares of its common stock in a share exchange transaction which was not registered under the Securities Act of 1933.  The shares were issued to the shareholders of AOB Capital, Inc., a Nevada corporation (“AOBC”), in exchange for 1,500 shares of AOBC, representing 100% of the issued and outstanding stock of AOBC.  The shares were issued in reliance upon exemptions from registration for transactions which constitute “offshore transactions” as defined in Regulation S under the Securities Act of 1933.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

On June 23, 2005, there was a change of control of the Company as a result of closing under an Agreement for Share Exchange with AOB Capital, Inc., a Nevada corporation (“AOBC”) and the shareholders of AOBC.

Prior to completion of the share exchange transaction, we had 7,000,000 shares of common stock issued and outstanding.  Following completion of the share exchange we had 18,666,667 shares issued and outstanding, of which 11,666,667, or approximately 62.5%, are owned by persons who were previously shareholders of AOBC. The persons who were previously shareholders of AOBC are Ter Chi Liao, William Lin and Infoventure International, Ltd.  Information regarding the share ownership of such persons following completion of the share exchange transaction is set forth below under the caption “Principal Share Ownership.”

Under the terms of the Agreement for Share Exchange, the current officers and directors of the Company were required to resign on the closing date and appoint successors designated by AOBC.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On June 23, 2005, the existing directors of the Company appointed 3 new directors to serve as members of the board of directors.  Following the appointment of new directors, the existing officers and directors submitted their resignations. The new directors appointed on that date were Nelson Liao, William Lin and Michael Lin.  On the same date, the newly constituted board of directors appointed new officers.

The following table sets forth the names and positions of the current officers and directors of the Company.  The Company has not had standing audit, nominating or compensation committees of the Board of Directors or committees performing similar functions. All such applicable functions have been performed by the Board of Directors as a whole.

The directors and executive officers currently serving the Company are as follows:

NAME	POSITION
Nelson Liao	Chairman and CFO
Michael Lin	Director and CEO
Willliam Lin	Director and Chief Marketing Officer

The directors named above will serve until the first annual meeting of the Company’s stockholders following completion of the share exchange transaction, or until their successors have been appointed.  Thereafter, directors will be elected for one-year terms at the annual stockholders’ meeting.  Officers will hold their positions at the pleasure of the board of directors, absent any employment agreement, of which none currently exists or is contemplated.  There is no arrangement or understanding between any of the directors or officers of the Company and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management shareholders will exercise their voting rights to continue to elect the current directors to the Company’s board.   There are also no arrangements, agreements or understandings between non-management shareholders and management under which non-management shareholders may directly or indirectly participate in or influence the management of the Company’s affairs.

Biographical Information

Nelson Liao was appointed as Chairman and CFO on June 28, 2005.  Mr. Liao, who holds a MBA degree, has a wealth of experience in marketing and finance fields. With international companies operating in the United States and Asia countries, Mr. Liao has worked with Sumitomo and Parson Corporation in operational penetrating and realignment of the strength of their marketing positions.

Michael Lin was appointed as a director and as CEO on June 28, 2005.  Mr. Lin, who is the founder and CEO of the Internet software development firm Website Express Inc., has over 10 years of experience in system development, integration, design, implementation, and system maintenance. Mr. Lin has focused most of his technology career in establishing technology and Internet-based payment integration systems, and has supported many enterprise level clients in reaching their technological objectives. Mr. Lin obtained his B.S. degree from University of Southern California with emphasis in Entrepreneurship, and has received many community awards including “Outstanding Overseas Chinese Youth of the Year” in 2000 and 2004.

William Lin was appointed as a director and as chief marketing officer on June 28, 2005.  As Director of Sales and Marketing of USA SCE Group and Sun Star Technology Inc, Mr. Lin brought onboard sales team management skills to penetrate market channels to distribution of products. Mr. Lin also demonstrated his leadership ability by leading a joint promotional project between AT&T and First Impression Advertising Group in 1995. Mr. Lin has a successful track record of managing over 500 distribution channels that include wholesalers, resellers, system integrators, and value-added-resellers in the US market. Mr. Lin received his B.A. degree in marketing from University of Columbus. As Director of Sales and Marketing of USA SCE Group and Sun Star Technology Inc, Mr. Lin brought onboard sales team management skills to penetrate market channels to distribute of products. Mr. Lin also demonstrated his leadership ability by leading a joint promotional project between AT&T and First Impression Advertising Group in 1995. Mr. Lin has a successful track record of managing over 500 distribution channels that include wholesalers, resellers, system integrators, and value-added-resellers in the US market. Mr. Lin received his B.A. degree in marketing from University of Columbus.

PRINCIPAL SHARE OWNERSHIP

The following table sets forth, as of June 23, 2005, (immediately following the Exchange), stock ownership of each executive officer and director of the Company, of all executive officers and directors of the Company, as a group, and of each person known by the Company to be a beneficial owner of 5% or more of its Common Stock.  Except as otherwise noted, each person listed below is the sole beneficial owner of the shares and has sole investment and voting power as to such shares.  No person listed below has any options, warrant or other right to acquire additional securities of the Company except as may be otherwise noted.

Name and Address	Number of Shares Beneficially Owned	Percent of Class
Ter Chi Liao (1) 848 Rainbow Blvd, #568 Las Vegas, NV 89107	5,833,333	31.25%

William Lin (1) 848 Rainbow Blvd., #568 Las Vegas, NV 89107	2,916,667	15.62%

Michael Lin (1) 848 Rainbow Blvd., #568 Las Vegas, NV 89107	2,916,667 (2)	15.62%

First Asia Private Equity Investment Limited Rooms 3505-06, 35th Floor Edinburgh Tower, The Landmark 15 Queen’s Road Central, Hong Kong	5,000,000	26,79%

Li Sze Tang Rooms 3505-06, 35th Floor Edinburgh Tower, The Landmark 15 Queen’s Road Central, Hong Kong	1,000,000	5.36%

Wong Lap Woon Rooms 3505-06, 35th Floor Edinburgh Tower, The Landmark 15 Queen’s Road Central, Hong Kong	1,000,000	5.36%

All officer and directors as a group (3 in number)	11,666,667	62.5%

(1)

The person named is an officer, director, or both.

(2) Mr. Lin is the beneficial owner of such shares, which are held of record by Infoventure International, Ltd.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)

Financial statements of businesses acquired

The audited financial statements of AOB Capital, Inc., which are required to be filed as part of this Current Report on Form 8-K are not currently available.  Such financial statements shall be filed by amendment to this Form 8-K when available.

The unaudited financial statements of AOB Capital, Inc., which are required to be filed as part of this Current Report on Form 8-K are not currently available.  Such financial statements shall be filed by amendment to this report on Form 8-K.

(b)

Pro forma financial information.

The unaudited Pro Forma Consolidated Financial Statements of Asia Network, Inc., and AOB Capital, Inc., which are required to be filed as part of this Current Report on Form 8-K are not currently available.  Such financial information shall be filed by amendment to this report on Form 8-K.

(c)

The following exhibits are filed as part of this Current Report on Form 8-K:

2.1

Agreement for Share Exchange dated June 23, 2005, by and among Asia Network, Inc., a Delaware corporation, AOB Capital, Inc., a Nevada corporation, and the shareholders of AOB Capital, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASIA NETWORK, INC.

By: /s/ Nelson Liao

______ _______________

Date: June 29, 2005